UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2018

Green Brick Partners, Inc.
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(Exact name of registrant as specified in its charter)

_______Delaware_______ (State or other jurisdiction of incorporation)	_______001-33530_ ____ (Commission File Number)	_____20-5952523_____ (I.R.S. Employer Identification Number)
2805 Dallas Parkway, Suite 400 ____Plano, Texas _____ (Address of principal executive offices)	_____75093_____ (Zip code)
Registrant’s telephone number, including area code: (469) 573-6755
(Former name or former address, if changed since last report)
Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Green Brick Partners, Inc. is scheduled to participate in the Midwest IDEAS Investor Conference, on August 29, 2018, in Chicago, Illinois. The materials to be presented at the conference are furnished as Exhibit 99.1 to this report.

     The information in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Presentation of Green Brick Partners, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date:    August 29, 2018